EXHIBIT 32.1 -- CERTIFICATION OF CHIEF EXECUTIVE OFFICER OF CRESCENT COMMUNICATIONS, INC., PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 AND SECTION 1350 OF 18 U.S.C. 63.


I, Manfred Sternberg, the Chief Executive Officer of Crescent Communications, Inc. hereby certify that Crescent Communications, Inc.'s periodic report on Form10KSB and the financial statements contained therein fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d) and that information contained in the periodic report on Form 10KSB and the financial statements contained therein fairly represents, in all material respects, the financial condition and results of the operations of Crescent Communications, Inc

Date:  April  14,  2004                        /s/  Manfred  Sternberg
                                               -------------------------
                                               Chief  Executive  Officer  of
                                               Crescent  Communications,  Inc.


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